Conseco Fund Group

                                  ----------------------------------------------
                                        Annual Report
                                  ----------------------------------------------

                                                             -------------------
                                                               December 31, 1997

                                                               Equity
                                                               Fund

                                                               Asset
                                                               Allocation
                                                               Fund

                                                               Fixed
                                                               Income
                                                               Fund

                                                               CSAR 12/97
                                                             -------------------

                                                              CONSECO FUND GROUP
                                                              1997 Annual Report
================================================================================

                                TABLE OF CONTENTS

                                                                            PAGE

Report from the President.................................................  1

CONSECO FUND GROUP
Statement of Assets and Liabilities as of December 31, 1997...............  2
Statement of Operations for the year ended December 31, 1997..............  3
Statement of Changes in Net Assets for the year ended December 31, 1997...  4

EQUITY FUND
Report from the Equity Fund Adviser.......................................  5
Schedule of Investments in Securities as of December 31, 1997.............  6

ASSET ALLOCATION FUND
Report from the Asset Allocation Adviser..................................  8
Schedule of Investments in Securities as of December 31, 1997.............  9

FIXED INCOME FUND
Report from the Fixed Income Adviser...................................... 12
Schedule of Investments in Securities as of December 31, 1997............. 13

Notes to Financial Statements............................................. 16
Report of Independent Accountants......................................... 20
Board of Trustees and Fund Service Providers.............................. 21

  This report is for the information of shareholders of the Conseco Fund Group.
    It is authorized for distribution to other persons only when preceded or accompanied by a current prospectus which contains more complete information, including charges and expenses.

Report from                                                   CONSECO FUND GROUP
the President                                                 1997 Annual Report
================================================================================

Dear Shareholder,

Financial market conditions can't get much better than what we've seen over the last few years, and 1997 carried on this recent tradition in grand form. The economy grew by about 4 percent, while inflation and unemployment approached 30 year lows. Most stock market indexes, although temporarily unnerved by yet another October surprise, were able to close the year within spitting distance of their all-time highs. And after hitting a yield of 7.18% in April, the benchmark 30-year Treasury bond managed to end the year yielding 5.92%.

While these events were no doubt significant, they were overshadowed by the Southeast Asian financial crisis. The first signs of crisis developed last summer as the Malaysian, Indonesian and Thailand currencies and financial markets began to deteriorate. Other countries also felt the contagion effects, including the United States. In response, the U.S. and the International Monetary Fund have initiated the process to loan funds to several at-risk countries.

This has resulted in an increase in the volatility of the U.S. financial markets. It is also expected that U.S. domestic economic activity will be dampened as foreign demand for U.S. products shrinks, and as we import cheaper foreign goods. In our opinion, the impact of the Asian crisis on the U.S. economy has virtually eliminated the need for the Federal Reserve Board to tighten monetary policy and, if the economy were to weaken significantly, may even allow the Fed to ease.

Financial crisis. Market volatility. They are the inevitable by-products of a market system. They are to be expected, even relished, because they dictate that markets temporarily ignore security fundamentals. They create opportunity. Since our investment philosophy is based on the long term, this means that we can take advantage of short term market mis-pricings. Conseco Capital Management's history shows that our clients and shareholders have received excellent returns because of our disciplined strategy of investing in what we believe are thoroughly researched, undervalued securities. In this period of market volatility, we intend to continue to invest for the long term by vigorously implementing our investment discipline on both the equity and fixed income fronts.

As part of our continued commitment to providing you with a wide variety of quality investment options, Conseco Fund Group is pleased to announce the offering of three new mutual funds: The Conseco High Yield Fund, the Conseco International Fund and the Conseco 20 Fund. The Conseco High Yield Fund is a mirror image of the high yield portfolio managed by Conseco Capital Management. The Conseco International Fund invests primarily in equity securities based outside of the U.S., and is subadvised by AMR Investments, Inc. The Conseco 20 Fund highlights Conseco Capital Management's in-depth research, resulting in a fund comprised of approximately 20 of what we believe are our best equity recommendations.

In addition -- each of our funds -- new and existing, now offers four classes of shares: A, B, C and Y (institutional). Combined with a money market fund in A, B and C classes, the Conseco Fund Group is pleased to offer a total of 27 investment choices.

We thank you for your past commitment to our investment discipline, and we will strive to achieve the continued recognition of its importance and value. We look forward to serving you in the future.

Sincerely,

Maxwell E. Bublitz, CFA
President & CEO
Conseco Capital Management, Inc.

================================================================================
                       STATEMENT OF ASSETS AND LIABILITIES
                                December 31, 1997

                                                                                           Asset          Fixed
                                                                            Equity      Allocation       Income
                                                                             Fund          Fund           Fund
=================================================================================================================
ASSETS:
  Investments in securities at value (cost: $62,009,842;
    $12,779,910; $20,746,520, respectively) ...........................   $66,838,014   $13,351,015   $21,042,531
  Accrued interest and dividends ......................................        45,035       119,423       335,577
  Receivable for securities sold ......................................       546,806        98,216       736,448
  Receivable for shares sold ..........................................        42,719        32,539         5,326
  Receivable from Conseco, Inc. and subsidiaries ......................            --        98,750       104,034
  Cash.................................................................       694,287       294,974       760,855
  Organizational costs.................................................        75,721        75,721        75,721
-----------------------------------------------------------------------------------------------------------------
      Total assets.....................................................    68,242,582    14,070,638    23,060,492
=================================================================================================================
LIABILITIES AND NET ASSETS:
  Payable to Conseco, Inc. and subsidiaries............................       208,099            --            --
  Accrued expenses.....................................................        40,178        38,515        44,838
  Distributions payable................................................     2,001,650       815,405       250,228
  Payable for shares redeemed..........................................        20,513        10,426            --
  Payable for securities purchased.....................................       761,513        93,637       736,200
-----------------------------------------------------------------------------------------------------------------
      Total liabilities................................................     3,031,953       957,983     1,031,266
-----------------------------------------------------------------------------------------------------------------
      Net assets.......................................................   $65,210,629   $13,112,655   $22,029,226
=================================================================================================================
Net assets consist of:
  Paid in capital......................................................   $58,713,491   $12,395,023   $21,685,963
  Accumulated undistributed net investment income......................         4,831         6,516         9,027
  Accumulated undistributed net realized gains on investments..........     1,664,135       140,011        38,225
  Net unrealized appreciation on investments...........................     4,828,172       571,105       296,011
-----------------------------------------------------------------------------------------------------------------
      Net assets.......................................................   $65,210,629   $13,112,655   $22,029,226
=================================================================================================================
Net asset value, redemption price and offering price per share:
  Class A Shares:
    Shares outstanding.................................................       440,528       100,187        15,148
    Net assets.........................................................   $ 4,876,355   $ 1,075,505   $   153,444
    Net asset value and redemption price per share.....................        $11.07        $10.73        $10.13
    Maximum sales charge per share (5 percent of offering price).......           .58           .56           .53
    Maximum offering price per share...................................        $11.65        $11.29        $10.66
  Class Y Shares:
    Shares outstanding.................................................     5,418,986     1,116,698     2,154,327
    Net assets.........................................................   $60,334,274   $12,037,150   $21,875,782
    Net asset value, redemption price and offering price per share.....        $11.13        $10.78        $10.15

   The accompanying notes are an integral part of these financial statements.

                                                              CONSECO FUND GROUP
                                                              1997 Annual Report
================================================================================
                             STATEMENT OF OPERATIONS
                      For the year ended December 31, 1997

                                                                                            Asset          Fixed
                                                                           Equity        Allocation       Income
                                                                            Fund            Fund           Fund
===================================================================================================================
Investment income:
  Interest.............................................................. $    37,625    $   383,995    $ 1,173,009
  Dividends.............................................................     409,988         52,606             --
-------------------------------------------------------------------------------------------------------------------
      Total investment income...........................................     447,613        436,601      1,173,009
-------------------------------------------------------------------------------------------------------------------
Expenses:
  Investment advisory fees..............................................     286,410         63,605         58,632
  Transfer agent fee - Class A shares...................................      58,334         39,628         32,017
  Transfer agent fee - Class Y shares...................................      34,720         34,842         34,849
  Reports - printing....................................................      11,107         11,107         11,107
  Administration fee....................................................      86,552         23,055         34,161
  Audit fees............................................................      19,889         19,889         19,889
  Director fees and expenses............................................      12,898         12,898         12,898
  Legal fees............................................................      26,852         26,852         26,852
  Amortization of organizational costs..................................      18,536         18,536         18,536
  Custody fees..........................................................      16,824         15,683          9,063
  Distribution and service fees related to Class A shares...............       9,508          2,149          1,984
  Other.................................................................      24,030         24,030         24,030
-------------------------------------------------------------------------------------------------------------------
      Total expenses....................................................     605,660        292,274        284,018
===================================================================================================================
Less expense reductions:
  Custody fee credits (note 2)..........................................     (16,824)       (15,683)        (9,063)
  Fees waived and/or charged to subsidiaries of Conseco, Inc. (note 3)..    (146,054)      (159,044)      (170,451)
-------------------------------------------------------------------------------------------------------------------
      Total expense reductions..........................................    (162,878)      (174,727)      (179,514)
-------------------------------------------------------------------------------------------------------------------
      Net expenses......................................................     442,782        117,547        104,504
-------------------------------------------------------------------------------------------------------------------
      Net investment income.............................................       4,831        319,054      1,068,505
-------------------------------------------------------------------------------------------------------------------
Net realized gains on sales of investments..............................   8,301,910        994,075        317,897
Net change in unrealized appreciation of investments....................   4,828,172        571,105        296,011
-------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains on investments........................  13,130,082      1,565,180        613,908
-------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations.............................. $13,134,913    $ 1,884,234    $ 1,682,413
===================================================================================================================

   The accompanying notes are an integral part of these financial statements.

================================================================================
                     STATEMENT OF CHANGES IN NET ASSETS For
                        the year ended December 31, 1997

                                                                                               Asset          Fixed
                                                                              Equity        Allocation       Income
                                                                               Fund            Fund           Fund
======================================================================================================================
Changes from operations:
  Net investment income...................................................  $     4,831    $   319,054    $ 1,068,505
  Net realized gains on sales of investments..............................    8,301,910        994,075        317,897
  Net change in unrealized appreciation of investments....................    4,828,172        571,105        296,011
----------------------------------------------------------------------------------------------------------------------
      Net increase in net assets from operations..........................   13,134,913      1,884,234      1,682,413
----------------------------------------------------------------------------------------------------------------------
Dividends to shareholders from net investment income:
  Class A shares..........................................................           --        (15,040)       (14,860)
  Class Y shares..........................................................           --       (297,498)    (1,044,618)
----------------------------------------------------------------------------------------------------------------------
      Total dividends to shareholders from net investment income..........           --       (312,538)    (1,059,478)
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders of net capital gains:
  Class A shares..........................................................     (497,491)       (66,425)        (1,949)
  Class Y shares..........................................................   (6,140,284)      (787,639)      (277,723)
----------------------------------------------------------------------------------------------------------------------
      Total distributions to shareholders of net capital gains............   (6,637,775)      (854,064)      (279,672)
----------------------------------------------------------------------------------------------------------------------
Capital share transactions:
  Net proceeds from sales of shares.......................................   65,432,881     12,406,174     22,099,349
  Net asset value of shares issued from reinvestment of dividends
    and distributions.....................................................           --        118,954        437,535
  Cost of shares redeemed.................................................   (6,752,740)      (163,455)      (884,271)
----------------------------------------------------------------------------------------------------------------------
      Net increase in net assets from capital share transactions..........   58,680,141     12,361,673     21,652,613
----------------------------------------------------------------------------------------------------------------------
      Total net increase in net assets....................................   65,177,279     13,079,305     21,995,876
----------------------------------------------------------------------------------------------------------------------
Net assets, beginning of period...........................................       33,350         33,350         33,350
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period (including accumulated undistributed net
  investment income of $4,831, $6,516 and $9,027, respectively)...........  $65,210,629    $13,112,655    $22,029,226
======================================================================================================================
Share data:
  Class A shares:
    Sold..................................................................      455,408        100,694         14,325
    Issued in reinvestment of dividends and distributions.................           --            293            144
    Redeemed..............................................................      (16,547)        (2,468)          (989)
----------------------------------------------------------------------------------------------------------------------
      Net increase........................................................      438,861         98,519         13,480
======================================================================================================================
  Class Y Shares:
    Sold..................................................................    5,992,638      1,115,405      2,195,219
    Issued in reinvestment of dividends and distributions.................           --         11,424         43,371
    Redeemed..............................................................     (575,320)       (11,798)       (85,930)
----------------------------------------------------------------------------------------------------------------------
      Net increase........................................................    5,417,318      1,115,031      2,152,660
======================================================================================================================

   The accompanying notes are an integral part of these financial statements.

                                                              CONSECO FUND GROUP
                                                              1997 Annual Report
================================================================================
Report from the
Conseco Equity Fund Adviser

As we look back at 1997, we are able to draw a few insights on what is in store for 1998. While the first three quarters exhibited strong growth and favorable market conditions, the fourth quarter proved to be most eventful in terms of future effects on market performance.

The fourth quarter began with much anxiety related to market strength, sustainability of corporate profits, and increasing volatility in Asian currency markets. Anxieties peaked on October 27th when the Dow Jones Industrial Average dropped 554 points (7.2%), the largest single point decline ever, surrounding fears of asset deflation in Asian markets. Despite a relatively good series of earnings reports and economic releases throughout the balance of the quarter, including low inflation and 25-year-low unemployment levels, concerns about the Asian influence prevailed.

Following the market plunge, much of the capital previously invested in Asia-Pacific markets sought safety in the U.S. market through purchases of S&P 500 futures contracts. As a result, the S&P 500 Index gained ground, with stocks of the largest 20 companies in the marketplace outperforming nearly everything in sight. However, virtually all other stocks remained at October 27th levels or drifted even lower. Due to the strong fourth quarter move of the largest company stocks, the S&P 500 finished the year up 33.36%, outperforming the returns of 90% of all actively managed funds, as well as the Russell 2000 Small Stock Index, which returned 22.36%. This is the fourth straight year that the market has seen this kind of divergence.

In terms of sector performance, strong returns were realized in interest rate-sensitive areas (financial and utilities) and in defensive stocks (food retailers and consumer staples). These sectors benefited from the strong rally in the bond market and from the influx of invested dollars coming from technology and energy sectors, which turned in some of the fourth quarter's worst returns. Our underweighting in financial, utilities and staples and our larger weightings in technology and energy explain why the fourth quarter was a difficult one for us.

Despite these problems, many of our stocks enjoyed good earnings reports and persevered during a time of high market volatility. Perhaps most rewarding was the announcement that IBM/Tivoli bought Software Artistry for $24.50 per share in cash. After establishing our position as Software Artistry's largest shareholder, we were prematurely rewarded with a 200% return for our shareholders over the holding period.

We expect a cautionary tone to prevail over the market in 1998; as such, we intend to increase our focus on earnings stories with strong balance sheets and cashflow generation. We will also look for yield as a component of total return whenever possible. In addition, we will watch for opportunities in technology and energy given the aggressive sell-off in these sectors in late 1997.

Our investment strategy continues to rely on a bottom-up approach to stock selection. Through extensive research of the companies in which we invest, our goal is to discover good growth stories in stocks that still trade at reasonable valuations. We are committed to a long-term reliance on this strategy, and remain hopeful that it will serve our shareholders well in the upcoming year.

Thomas J. Pence, CFA
Vice President
Portfolio Manager
Conseco Capital Management, Inc.

================================================================================
                                   EQUITY FUND
                      SCHEDULE OF INVESTMENTS IN SECURITIES
                               December 31, 1997

  Shares or
  Principal
   Amount              Security                        Value
 -----------           ---------                      -------

COMMON STOCKS (95.36% of total investments)

Apparel and Accessory Stores (3.12%)
   60,600   The Finish Line, Inc. - Class A (a)     $   795,375
   47,500   Goody's Family Clothing, Inc. (a).        1,291,406
                                                    -----------
                                                      2,086,781
                                                    -----------

Business Services (12.11%)
   65,350   Affiliated Computer
              Services, Inc. - Class A (a).....       1,719,522
   45,000   Autodesk, Inc......................       1,665,000
   39,700   DataWorks Corporation (a)..........         789,038
   44,150   First Data Corporation.............       1,291,387
   38,600   Rent-Way, Inc. (a).................         714,100
   59,600   Renter's Choice, Inc. (a)..........       1,221,800
   37,450   Sotheby's Holdings, Inc. - Class A.         692,825
                                                    -----------
                                                      8,093,672
                                                    -----------

Chemicals and Allied Products (1.39%)
   22,500   The B.F. Goodrich Company..........         932,344
                                                    -----------

Communications by Phone,
Television, Radio, Cable (6.09%)
   96,000   Brightpoint, Inc. (a)..............       1,332,000
   50,650   Cincinnati Bell, Inc...............       1,570,150
   80,800   LCC International, Inc. (a)........       1,171,600
                                                    -----------
                                                      4,073,750
                                                    -----------

Depository Institutions (6.31%)
   43,500   John Alden Financial Corporation...       1,044,000
   44,000   Norwest Corporation................       1,699,500
   13,200   U.S. Bancorp.......................       1,477,575
                                                    -----------
                                                      4,221,075
                                                    -----------

Durable Goods - Wholesale (6.11%)
   73,550   IKON Office Solutions, Inc.........       2,068,594
   33,600   Pomeroy Computer
              Resources, Inc. (a)..............         596,400
   57,400   Watsco, Inc........................       1,417,062
                                                    -----------
                                                      4,082,056
                                                    -----------

Eating and Drinking Places (1.56%)
   45,500   ShowBiz Pizza Time, Inc. (a).......       1,046,500
                                                    -----------

Electric, Gas, Water, Cogeneration,
Sanitary Services (4.54%)
   89,500   Kinder Morgan
              Energy Partners, L.P.............       3,031,813
                                                    -----------

Electrical Equipment,
Except Computers (2.86%)
   28,750   Comverse Technology, Inc. (a)......       1,121,250
   47,800   Exar Corporation (a)...............         788,700
                                                    -----------
                                                      1,909,950
                                                    -----------

Food Stores (1.62%)
   42,600   Casey's General Stores, Inc........       1,080,975
                                                    -----------

General Merchandise Stores (3.11%)
   70,950   Family Dollar Stores, Inc..........       2,079,722
                                                    -----------

Health Services (2.81%)
   28,500   Prime Medical Services, Inc. (a)...         393,656
   56,700   Quorum Health Group, Inc. (a)......       1,481,287
                                                    -----------
                                                      1,874,943
                                                    -----------

Home Furniture and
Equipment Stores (2.28%)
   39,450   Tandy Corporation..................       1,521,291
                                                    -----------
Hotels, Other Lodging Places (2.97%)
   44,810   Fairfield Communities, Inc (a).....       1,982,843
                                                    -----------

Industrial, Commercial Machinery,
Computers (4.16%)
   48,850   EMC Corporation (a)................       1,367,759
   37,100   Lexmark International
              Group, Inc. - Class A (a)........       1,409,800
                                                    -----------
                                                      2,777,559
                                                    -----------

Measuring Instruments, Photo Goods,
Watches (10.86%)
   36,700   Analogic Corporation...............       1,394,600
   43,550   DENTSPLY International, Inc........       1,328,275
   42,250   Sola International, Inc. (a).......       1,373,125
   26,700   STERIS Corporation (a).............       1,288,275
   49,800   Waters Corporation (a).............       1,873,725
                                                    -----------
                                                      7,258,000
                                                    -----------

   The accompanying notes are an integral part of these financial statements.

                                                              CONSECO FUND GROUP
                                                              1997 Annual Report
================================================================================
                                   EQUITY FUND
              SCHEDULE OF INVESTMENTS IN SECURITIES -- (CONTINUED)
                                December 31, 1997

  Shares or
  Principal
   Amount              Security                        Value
 -----------           ---------                      -------

Non-Durable Goods Wholesale (2.68%)
   19,050   Chemed Corporation ................     $   789,384
   51,225   U.S. Office Products Company (a)...       1,005,291
                                                    -----------
                                                      1,794,675
                                                    -----------

Oil and Gas Extraction (7.51%)
   18,250   B.J. Services Company (a)..........       1,312,859
   49,790   Enron Oil & Gas Company............       1,054,926
   23,150   Ocean Energy, Inc.(a)..............       1,141,584
   31,300   Transocean Offshore, Inc...........       1,508,269
                                                    -----------
                                                      5,017,638
                                                    -----------

Paper and Allied Products (2.76%)
   23,050   Schweitzer-Manduit
              International, Inc...............         858,612
   10,900   St. Joe Corporation................         986,450
                                                    -----------
                                                      1,845,062
                                                    -----------

Personal Services (1.48%)
   22,100   H&R Block, Inc.....................         990,356
                                                    -----------

Railroad Transportation (2.55%)
   53,600   Kansas City Southern
              Industries, Inc..................       1,701,800
                                                    -----------

Security and Commodity Brokers (3.61%)
   12,350   Franklin Resources, Inc............       1,073,678
   31,150   The John Nuveen Company............       1,090,250
    8,800   New England Investment
              Companies, L.P...................         251,900
                                                    -----------
                                                      2,415,828
                                                    -----------

Stone, Clay, Glass, Concrete (2.87%)
   66,800   Department 56, Inc. (a)............       1,920,500
                                                    -----------

            Total stocks
            (cost - $58,910,402)...............      63,739,133
                                                    -----------

COMMERCIAL PAPER (4.64% of total investments)

Depository Institutions
3,100,000   UBS Financial, 6.5%,
              due 01/02/98.....................       3,098,881
                                                    -----------

            Total commercial paper
            (cost - $3,099,440)................       3,098,881
                                                    -----------

            Total investments in securities
            (cost - $62,009,842)...............     $66,838,014
                                                    ===========

----------
(a) Non-dividend paying common stock.

   The accompanying notes are an integral part of these financial statements.

================================================================================
Report from the
Conseco Asset Allocation Fund Adviser

The Asset Allocation Fund is a balanced portfolio which invests in a combination of equity, fixed income and cash. The strategy of the Asset Allocation Fund through 1997 continued to highlight our growth equity style, which represented roughly 60% of the portfolio's assets.

The fourth quarter began with much anxiety about the strength in the market over the summer, the sustainability of corporate profits and the increasing volatility of Asian currency markets. All fears reached a fever pitch on October 27th when the Dow dropped 554 points (7.2%), recording the largest single point decline ever on fears of asset deflation in Asian markets. The performance of the market following the sell-off was typical of what we saw earlier in the year, with the index stocks outperforming the broader market as hoards of capital previously invested in Asia-Pacific markets sought safe haven in the U.S. market. The result of all this was that the S&P 500 Index gained while virtually everything else stayed at October 27th levels or drifted even lower. In fact, because of its strong fourth quarter move relative to the broader market, the S&P 500 finished the year up 33.36%, outstripping the returns of 90% of all actively managed funds and the Russell 2000 Small Stock Index which returned 22.36%. This is the fourth straight year that we have seen this kind of divergence.

In terms of sector performance on the stock side, the strong returns were realized in interest rate-sensitive areas (financial and utilities) and in defensive stocks (food retailers and consumer staples). These sectors benefited from the strong rally in the bond market and from the influx of invested dollars coming from technology and energy sectors, which turned in some of the fourth quarter's worst returns. Our underweighting in financials, utilities and staples and our larger weightings in technology and energy explain why the fourth quarter was a difficult one for us.

Going forward, we remain hopeful that 1998 will be rewarding to investors such as us who utilize a bottom-up approach in finding good growth stories in stocks that still trade at reasonable valuations. In fact, if 1998 earnings on S&P 500 companies ultimately grow in line with current expectations of 7 to 9%, then we would expect to see an increase in multiples for stocks which can generate earnings growth in the 18 to 20% range.

The balance of the portfolio, approximately 40%, consists of bonds and cash. At year end, roughly 38.3% of this 40% was invested in securities with investment grade ratings and 61.7% was invested in high yield. Our fixed income discipline of investing in those securities which, through our own fundamental research, we consider to be undervalued, resulted in several investment ideas. In the industrial sector, our energy analyst, Upender Rao, recommended investing in several oil drilling companies including Parker Drilling (B1/B+), the fourth largest drilling company in the United States, and Pride Petroleum (Ba3/BB-), the third largest. As rig rates doubled in 1997, earnings accelerated, substantially improving the financial statements of both companies. Upender expects to see an upgrade over a twelve to eighteen month time frame.

Depending on valuation in the equity market, we may take the opportunity to reallocate a portion of the portfolio to fixed income if we see pressure on earnings or negative earnings surprises. Until the financial crisis in Asia subsides, we expect to see sustained low levels of interest rates. Eventually, as investors return their focus to economic fundamentals, we still expect to see interest rates remain low, which should bode well for the valuation of financial assets.

Thomas J. Pence, CFA                         Gregory J. Hahn, CFA
Vice President                               Senior Vice President
Portfolio Manager                            Portfolio Manager
Conseco Capital Management, Inc.             Conseco Capital Management, Inc.

                                                              CONSECO FUND GROUP
                                                              1997 Annual Report
================================================================================
                              ASSET ALLOCATION FUND
                      SCHEDULE OF INVESTMENTS IN SECURITIES
                                December 31, 1997

  Shares or
  Principal
   Amount              Security                        Value
 -----------           ---------                      -------

COMMON STOCKS (56.90% of total investments)

Apparel and Accessory Stores (1.91%)
    7,250   The Finish Line, Inc. - Class A (a)     $    95,156
    5,900   Goody's Family Clothing, Inc.(a)...         160,406
                                                    -----------
                                                        255,562
                                                    -----------

Business Services (7.32%)
  8,100     Affiliated Computer Services, Inc. -
              Class A (a)......................         213,131
  5,300     Autodesk, Inc......................         196,100
  4,550     DataWorks Corporation (a)..........          90,431
  5,450     First Data Corporation.............         159,413
  4,550     Rent-Way, Inc. (a).................          84,175
  7,400     Renter's Choice, Inc. (a)..........         151,700
  4,500     Sotheby's Holdings, Inc. - Class A.          83,250
                                                    -----------
                                                        978,200
                                                    -----------

Chemicals and Allied Products (.81%)
  2,600     The B.F. Goodrich Company..........         107,738
                                                    -----------

Communications by Phone, Television,
Radio, Cable (3.69%)
   11,850   Brightpoint, Inc. (a)..............         164,419
    5,900   Cincinnati Bell, Inc...............         182,900
   10,000   LCC International, Inc. (a)........         145,000
                                                    -----------
                                                        492,319
                                                    -----------

Depository Institutions (2.67%)
    5,350   John Alden Financial Corporation...         128,400
    5,900   Norwest Corporation................         227,887
                                                    -----------
                                                        356,287
                                                    -----------

Durable Goods - Wholesale (3.80%)
    9,100   IKON Office Solutions, Inc.........         255,937
    4,400   Pomeroy Computer
              Resources, Inc. (a)..............          78,100
    7,000   Watsco, Inc........................         172,812
                                                    -----------
                                                        506,849
                                                    -----------

Eating and Drinking Places (.93%)
    5,400   ShowBiz Pizza Time, Inc. (a).......         124,200
                                                    -----------

Electric, Gas, Water, Cogeneration,
Sanitary Services (2.61%)
   10,300   Kinder Morgan Energy
              Partners, L.P....................         348,913
                                                    -----------

Electrical Equipment,
Except Computers (1.77%)
    3,450   Comverse Technology, Inc. (a)......         134,550
    6,200   Exar Corporation (a)...............         102,300
                                                    -----------
                                                        236,850
                                                    -----------

Food Stores (.92%)
    4,850   Casey's General Stores, Inc........         123,069
                                                    -----------

General Merchandise Stores (1.92%)
    8,750   Family Dollar Stores, Inc..........         256,484
                                                    -----------

Health Services (1.67%)
    3,400   Prime Medical Services, Inc.  (a)..          46,963
    6,750   Quorum Health Group, Inc. (a)......         176,344
                                                    -----------
                                                        223,307
                                                    -----------

Home Furniture and
Equipment Stores (1.33%)
    4,600   Tandy Corporation..................         177,388
                                                    -----------

Hotels, Other Lodging Places (1.83%)
    5,525   Fairfield Communities, Inc. (a)....         244,481
                                                    -----------

Industrial Commercial Machinery,
Computers (2.52%)
    6,150   EMC Corporation (a)................         168,740
    4,400   Lexmark International
              Group, Inc. - Class A (a)........         167,200
                                                    -----------
                                                        335,940
                                                    -----------

Measuring Instruments,
Photo Goods, Watches (6.61%)
    4,550   Analogic Corporation...............         172,900
    5,150   DENTSPLY International, Inc........         157,075
    5,050   Sola International, Inc. (a).......         164,125
    3,250   STERIS Corporation (a).............         156,813
    6,150   Waters Corporation (a).............         231,394
                                                    -----------
                                                        882,307
                                                    -----------

   The accompanying notes are an integral part of these financial statements.

================================================================================
                              ASSET ALLOCATION FUND
              SCHEDULE OF INVESTMENTS IN SECURITIES -- (CONTINUED)
                                December 31, 1997

  Shares or
  Principal
   Amount              Security                        Value
 -----------           ---------                      -------

Non-Durable Goods Wholesale (1.61%)
    2,300   Chemed Corporation -
              Diversified Operation............     $    95,306
    6,075   U.S. Office Products Company (a)...         119,222
                                                    -----------
                                                        214,528
                                                    -----------

Oil and Gas Extraction (4.58%)
    2,150   B.J. Services Company (a)..........         154,666
    6,190   Enron Oil & Gas Company............         131,151
    2,850   Ocean Energy, Inc (a)..............         140,541
    3,850   Transocean Offshore, Inc...........         185,521
                                                    -----------
                                                        611,879
                                                    -----------

Paper and Allied Products (1.77%)
    3,050   Schweitzer-Manduit
              International, Inc...............         113,612
    1,350   St. Joe Corporation................         122,175
                                                    -----------
                                                        235,787
                                                    -----------

Personal Services (1.41%)
    4,200   H&R Block, Inc.....................         188,213
                                                    -----------

Railroad Transportation (1.57%)
    6,600   Kansas City Southern
              Industries, Inc..................         209,550
                                                    -----------

Security and Commodity Brokers (1.95%)
    1,500   Franklin Resources, Inc............         130,406
    3,700   The John Nuveen Company............         129,500
                                                    -----------
                                                        259,906
                                                    -----------

Stone, Clay, Glass, Concrete (1.70%)
    7,900   Department 56, Inc. (a)............         227,125
                                                    -----------

            Total common stocks
            (cost - $7,031,626)................       7,596,882
                                                    -----------

PREFERRED STOCK (2.55% of total investments)

Communication by Phone,
Television, Radio, Cable
   12,000   Intermedia
              Communication, Inc., 7% PFD .....         340,500
                                                    -----------

            Total preferred stock
            (cost $300,000)....................         340,500
                                                    -----------

PREFERRED STOCK - CONVERTIBLE
(2.32% of total investments)

Electric, Gas, Water, Cogeneration,
Sanitary Services
    6,000   The AES Corporation Trust II,
              5.5% CUM CVT PFD.................         309,750
                                                    -----------

            Total preferred stock -
            convertible (cost $300,000)........         309,750
                                                    -----------

CORPORATE BONDS (38.23% of total investments)

Auto Repair and Parking (3.20%)
 $400,000   Amerco - MTN, 7.47%,
              due 01/15/27.....................         427,224
                                                    -----------

Business Services (.76%)
  100,000   Computervision Corporation,
              11.375%, due 08/15/99............         101,125
                                                    -----------

Communication by Phone, Television,
Radio, Cable (1.62%)
  240,000   Cencall Communications, 10.125%,
              due 01/15/04.....................         216,600
                                                    -----------

Crude, Petroleum and Natural Gas (3.90%)
  500,000   Triton Energy LTD, 9.25%,
              due 04/15/05.....................         520,048
                                                    -----------

Depository Institutions (1.66%)
  200,000   Centura Bank Capital Trust I,
              8.845%, due 06/01/27(b)
              Cost - $200,000,
              Acquired - 05/29/97..............         221,742
                                                    -----------

Durable Goods - Wholesale (2.86%)
  375,000   Cellstar Corporation, 5.0%,
              due 10/15/02 (b)
              Cost - $295,463,
              Acquired - 12/11/97 &12/12/97 ...         276,563
  100,000   Pioneer Standard Electronics, Inc.,
              8.5%, due 08/01/06...............         106,120
                                                    -----------
                                                        382,683
                                                    -----------

Electric, Gas, Water, Cogeneration,
Sanitary Services (3.37%)
  450,000   CMS Energy Corporation,
            7.875%, due 11/15/04...............         450,083
                                                    -----------

   The accompanying notes are an integral part of these financial statements.

                                                              CONSECO FUND GROUP
                                                              1997 Annual Report
================================================================================
                              ASSET ALLOCATION FUND
              SCHEDULE OF INVESTMENTS IN SECURITIES -- (CONTINUED)
                                December 31, 1997

  Shares or
  Principal
   Amount              Security                        Value
 -----------           ---------                      -------

Home Furniture and Equipment Stores (3.47%)
 $500,000   MacSaver Financial Services,
              7.875%, due 08/01/03.............     $   462,903
                                                    -----------

Lumber and Wood Products,
Except Furniture (3.90%)
  500,000   West Fraser Mill, 7.25%,
              due 09/15/02 (b)
              Cost - $499,920;
              Acquired - 01/06/97..............         521,027
                                                    -----------

Mining - Metal and Ores (3.13%)
  500,000   Echo Bay Mines, 11.00%,
              due 04/01/27.....................         417,500
                                                    -----------

Non-Depository Credit Institutions (2.27%)
  300,000   MCN Financing VI, 6.85%,
              due 10/28/99 (b)
              Cost - $300,000;
              Acquired - 06/04/97..............         303,084
                                                    -----------

Oil and Gas Extraction (6.48%)
  300,000   Parker Drilling Corporation,
              9.75%, due 11/15/06..............         324,750
  500,000   Pride Petroleum Services, Inc.,
              9.375%, due 05/01/07.............         540,000
                                                    -----------
                                                        864,750
                                                    -----------

Stone, Clay, Glass, Concrete (1.61%)
 $200,000   USG Corporation, 9.25%,
              due 09/15/01.....................         215,114
                                                    -----------

            Total corporate bonds
            (cost - $5,148,284)................       5,103,883
                                                    -----------

            Total investments in securities
            (cost - $12,779,910)...............     $13,351,015
                                                    ===========

----------
(a)  Non-dividend paying common stock
(b)  Restricted under Rule 144A of the Securities Act of 1933.

   The accompanying notes are an integral part of these financial statements.

================================================================================
Report from the
Conseco Fixed Income Fund Adviser

1997 was characterized by favorable market conditions throughout much of the year. However, increased volatility brought dramatic changes to the fixed income markets, especially in the fourth quarter.

The first three quarters of 1997 were distinguished by a strong, healthy economy, low inflation levels and a general trend toward declining interest rates. Relative value in the fixed income markets was difficult to distinguish as spreads to Treasuries remained very narrow in many sectors, including corporate and mortgage-backed securities. Investors typically demand larger spreads over U.S. Treasury bonds in order to compensate for perceived higher risk levels. Federal Reserve policy stayed tight as Alan Greenspan remained the vigilant watchdog over inflation. The budget deficit continued to narrow as a result of lower rates and fiscal discipline from Congress. However, the focus of the financial markets shifted away from domestic economic fundamentals in the fourth quarter.

In the fourth quarter, currencies in Thailand, Malaysia and Indonesia deteriorated, throwing their financial markets into turmoil. Because the world's economies are linked, the impact of this turmoil spread quickly throughout Southeast Asia. As we move into 1998, we expect the crisis to have a significant impact on economic growth in other countries, including the United States. This phenomenon has already caused dramatic changes in the general fundamentals of our domestic fixed income market, creating significantly larger spreads to Treasuries in the Yankee sector which have, in turn, spilled over to the corporate sector.

Because the Asian financial crisis has taken center stage, the fundamental analysis of certain Yankee securities has less meaning in terms of short term performance. Because our investment horizon is based on the long term, our plan is to maintain a small exposure in the Yankee sector investing in securities such as Hutchison Wampoa (A3/A+), a Hong Kong-based financial conglomerate with significant operations in the United States. Our Yankee analyst, Upender Rao, views Korea as having the best opportunity for credit improvement during 1998 given the support of the International Monetary Fund and their willingness to implement changes in their financial system.

The level of interest rates declined because of the financial crisis: the ten-year U.S. Treasury yield was 5.74% at year-end and the thirty-year U.S. Treasury yield was 5.92%. With this dramatic decline in interest rates, we reduced our exposure to mortgage-backed securities, due to the higher risk of increased pre-payment activity. With higher pre-payments, the security returns more principal, forcing the investor to reinvest the proceeds at lower interest rates.

Nolan Smith, our municipal bond specialist, has recommended the taxable municipal sector due to consistent spreads over U.S. Treasuries, which have performed better than the corporate sector. We plan to direct proceeds to this sector, given its performance relative to the rest of the market. At this point, we have discovered only a few bonds meeting our investment criteria of offering good relative value.

Our bank and finance analyst, Rob Cook, feels company fundamentals in the Broker-Dealer sector are currently strong, making these bonds attractive investments. Within this sector, we invested in Salomon Smith Barney (A2/A). With the acquisition of Salomon Brothers by Travelers (A2/A), the credit has been upgraded by the rating agencies and we expect operating fundamentals to continue to improve.

Our fixed income investment strategy continues to emphasize investing in those securities we believe are undervalued. Most importantly, we conduct thorough research before investing in any security. Our long-term strategies coupled with our extensive knowledge of each investment we select enable us to look forward with confidence as we continue to invest for the future.

Gregory J. Hahn, CFA
Senior Vice President
Portfolio Manager
Conseco Capital Management, Inc.

                                                              CONSECO FUND GROUP
                                                              1997 Annual Report
================================================================================
                                FIXED INCOME FUND
                      SCHEDULE OF INVESTMENTS IN SECURITIES
                                December 31, 1997

  Shares or
  Principal
   Amount              Security                        Value
 -----------           ---------                      -------

ASSET BACKED (4.94% of total investments)
   $466,748   Green Tree Rec Equip, 6.75%,
                due 02/19/18...................     $   466,674
    116,901   Lehman FHA Title I Loan Trust,
                6.78%, due 03/25/08............         117,610
    139,894   Midland Realty Acceptance
                Corporation, 7.315%,
                due 08/25/28...................         143,818
    100,000   National Car Rental Financing LTD,
                6.8%, due 04/20/00.............         100,963
    210,774   New York City Tax Lien, 6.91%,
                due 05/25/05...................         210,939
                                                    -----------
              Total asset backed
              (cost - $1,036,991)..............       1,040,004
                                                    -----------

CORPORATE BONDS (62.18% of total investments)

Auto Repair and Parking (4.40%)
    575,000   Amerco Inc., 7.47%,
                due 01/15/27...................         614,135
    200,000   Amerco Inc., 7.44%,
                due 10/02/06...................         209,632
    100,000   Amerco-MTN, 6.71%,
              due 10/15/08.....................         101,836
                                                    -----------
                                                        925,603
                                                    -----------

Business Services (.96%)
    200,000   Computervision Corporation,
                11.375%, 08/15/99..............         202,250
                                                    -----------

Communication by Phone, Television,
Radio, Cable (1.49%)
    300,000   News America Holdings,
                7.75%, due 01/20/24............         312,549
                                                    -----------

Chemicals and Allied Products (1.47%)
    300,000   Smith International, Inc.,
                7.0%, due 09/15/07.............         309,335
                                                    -----------

Depository Institutions (8.63%)
   450, 000   Dao Heng Bank Ltd, 7.75%,
                due 01/24/07 (b)
                Cost - $444,493; Acquired -
                01/16/97 & 07/30/97............         390,819
    650,000   Morgan Stanley Fin PLC, 8.03%,
                due 02/25/17...................         713,386
    350,000   Republic NY Cap II-Stops, 7.53%,
                due 12/04/26...................         367,899
    100,000   Hutchison Whampoa Finance, 7.45%,
                due 08/01/17 (b)
                Cost - $92,520;
                Acquired 10/23/97..............          88,750
    250,000   St. Paul Bancorp, 7.125%,
                due 02/15/04 ..................         254,961
                                                    -----------
                                                      1,815,815
                                                    -----------

Durable Goods - Wholesale (2.02%)
    400,000   Pioneer Standard Electronics,
                8.5%, due 08/01/06.............         424,481
                                                    -----------

Electric, Gas, Water, Cogeneration,
Sanitary Services (11.02%)
    500,000   Avon Energy Partners Holdings,
                6.73%, due 12/11/02 (b)
                Cost - $500,000;
                Acquired -12/05/97.............         504,140
    500,000   CMS Energy Corporation, 7.375%,
                due 11/15/00 (b)
                Cost - $499,585;
                Acquired - 11/04/97............         499,980
    300,000   Long Island Lighting Corporation,
                7.50%, due 03/01/07............         313,813
    250,000   Salton Sea Funding, 8.30%,
                due 05/30/11...................         273,382
    250,000   Tata Electric Company, 7.875%,
                due 08/19/07 (b)
                Cost - $240,393;
                Acquired -08/29/97.............         216,315
    250,000   Trench Electric & Trench Inc.,
                10.25%, due 12/15/07 (b)
                Cost - $250,000;
                Acquired - 12/11/97............         255,000
    250,000   USA Waste Services, Inc., 7.0%,
                due 10/01/04...................         256,000
                                                    -----------
                                                      2,318,630
                                                    -----------

Fire, Marine and Casualty Insurance (.95%)
    200,000   Horace Mann Educators, 6.625%,
                due 01/15/06...................         200,379
                                                    -----------

Home Furniture and Equipment Stores (2.20%)
    500,000   Macsaver Financial Services,
                7.875%, due 08/01/03...........         462,903
                                                    -----------

   The accompanying notes are an integral part of these financial statements.

================================================================================
                               FIXED INCOME FUND
              SCHEDULE OF INVESTMENTS IN SECURITIES -- (CONTINUED)
                                December 31, 1997

  Shares or
  Principal
   Amount              Security                        Value
 -----------           ---------                      -------

Life Insurance (2.44%)
   $300,000   Delphi Financial, 8.0%,
                due 10/01/03...................     $   297,506
    200,000   Delphi Funding LLC, 9.31%,
                due 03/25/27...................         215,962
                                                    -----------
                                                        513,468
                                                    -----------
Lumber and Wood Products,
Except Furniture (3.47%)
    700,000   West Fraser Mill, 7.25%,
                due 09/15/02 (b)
                Cost - $695,920;
                Acquired - 01/06/97 &
                04/30/97.......................         729,437
                                                    -----------

Mining - Metals and Ores (1.70%)
    300,000   Echo Bay Mines, 11.0%,
                due 04/01/27...................         250,500
    150,000   Pohang Iron & Steel Company,
                7.125%, due 11/01/06...........         106,220
                                                    -----------
                                                        356,720
                                                    -----------

Natural Gas Transmission and
Distribution (1.34%)
    250,000   Southwest Gas Company, 9.75%,
                due 06/15/02...................         282,253
                                                    -----------

Non-Depository Credit Institutions (5.11%)
    700,000   MCN Financing VI, 6.85%,
                due 10/28/99 (b)
                Cost - $700,000;
                Acquired - 06/04/97............         707,196
    350,000   Safeco Capital Trust I, 8.07%,
                due 07/15/37...................         368,301
                                                    -----------
                                                      1,075,497
                                                    -----------

Oil and Gas Extraction (2.02%)
    200,000   Pride Petroleum Services, Inc.,
                9.375%, due 05/01/07...........         216,000
    200,000   Petrozuata Finance Inc. 8.22%,
                due 04/01/17(b)
                Cost - $200,000;
                Acquired - 06/17/97............         209,799
                                                    -----------
                                                        425,799
                                                    -----------

Paper and Allied Products (.50%)
    100,000   Westvaco Corporation, 10.3%,
                due 01/15/19...................         106,202
                                                    -----------

Petroleum Refining (4.01%)
    278,000   Pennzoil Company, 9.625%,
                due 11/15/99...................         293,832
    400,000   Pennzoil Company, 10.625%,
                due 06/01/01...................         423,232
    100,000   USX Corporation, 9.375%,
                due 02/15/12...................         125,762
                                                    -----------
                                                        842,826
                                                    -----------

Real Estate Investment Trusts (3.32%)
    400,000   Chelsea GCA Realty Partnership,
                7.25%, due 10/21/07............         400,212
    300,000   JDN Realty Corporation, 6.80%,
                due 08/01/04...................         298,410
                                                    -----------
                                                        698,622
                                                    -----------

Security and Commodity Brokers (5.13%)
    200,000   Paine Webber Group, 9.25%,
                due 12/15/01...................         219,290
    100,000   Salomon Inc., 6.5%, due 08/15/03          100,583
    500,000   Salomon Inc., 6.25%, due 10/01/99         501,200
    250,000   Salomon Inc., 7.30%, due 05/15/02         258,779
                                                    -----------
                                                      1,079,852
                                                    -----------
              Total corporate bonds
              (cost - $12,909,801).............      13,082,621
                                                    -----------

COLLATERALIZED MORTGAGE
OBLIGATIONS (11.72% of total investments)
    500,000   CMO Iroquois Trust, 7.0%,
                due 12/15/06...................         503,885
    186,635   Copelco Capital Funding Corp.,
                1996, 6.34%, due 07/20/04......         187,424
    242,591   FHLMC Structured Pass Through,
                7.63%, due 08/25/22............         248,808
    100,000   FNMA 7.0% Series 1994-63
                Class PK, due 04/25/24.........         103,752
    228,509   JP Morgan Commercial Mortgage,
                6.47%, due 11/25/27............         229,715
    491,431   JP Morgan Comm Mortg Finc,
                6.939%, due 01/02/12...........         497,881
    500,000   Paine Webber Mtg Accept Corp CMO,
                6.9%, due 01/02/12.............         513,615
    178,153   Rural Housing Trust 1987-1,
                7.33%, due 04/01/26............         181,833
                                                    -----------
              Total collateralized mortgage
              obligations (cost - $2,421,171)         2,466,913
                                                    -----------

   The accompanying notes are an integral part of these financial statements.

                                                              CONSECO FUND GROUP
                                                              1997 Annual Report
================================================================================
                                FIXED INCOME FUND
              SCHEDULE OF INVESTMENTS IN SECURITIES -- (CONTINUED)
                                December 31, 1997

  Shares or
  Principal
   Amount              Security                        Value
 -----------           ---------                      -------

U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (8.90% of total investments)
 $1,018,439   FHLMC G00479, 9.0%,
                due 04/01/25...................     $ 1,091,543
    216,264   FNMA 7.5% Pool 250307,
                due 07/01/25...................         221,748
     95,778   FNMA 7.0%, due 11/01/26..........          96,684
    450,000   U.S. Treasury Bond, 6.128%,
                due 08/15/07...................         462,657
                                                    -----------
              Total U.S. Government and
              agency obligations
              (cost - $1,846,449)..............       1,872,632
                                                    -----------

MUNICIPAL BONDS (7.51% of total investments )

Public Finance, Taxable (7.51%)
    135,000   Augusta GA HSG Rehab Agy., 7.9%,
                due 03/01/99...................         137,605
    100,000   Doylestown PA Hosp Auth
                Hosp Rev, 8.375%,
                due 07/01/08...................         106,546
    300,000   Fort Worth TX Higher Ed Fin Rev,
                7.5%, due 10/01/06.............         305,055
    600,000   Mississippi Hosp Equip Facs Auth,
                9.10%, due 04/01/06............         639,174
    382,445   Philadelphia PA Auth Indl Dev,
                6.488%, due 06/15/04...........         392,342
                                                    -----------
              Total municipal bonds
              (cost - $1,532,289)..............       1,580,722
                                                    -----------

DISCOUNTED COMMERCIAL PAPER
(4.75% of total investments)

Depository Institutions (4.75%)
 $1,000,000   UBS Financial, 6.5%,
                due 01/02/98...................         999,639
                                                    -----------

              Total commercial paper
              (cost - $999,819)................         999,639
                                                    -----------

              Total investments
              in securities
              (cost - $20,746,520).............     $21,042,531
                                                    ===========

----------
(b)  Restricted under Rule 144A of the Securities Act of 1933.

   The accompanying notes are an integral part of these financial statements.

================================================================================
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 1997

1. ORGANIZATION

   Conseco Fund Group (the "Trust") is an open-end diversified management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act"). The Trust was organized as a Massachusetts business trust on September 24, 1996. The Trust is a "series" type of mutual fund which issues separate series of shares of beneficial interest, each of which represents a separate diversified portfolio of investments. The Trust consists of six series ("Funds"), three of which became operational and available for sale January 13, 1998 as discussed in footnote 6. Each Fund has its own investment objective and investment policies. At December 31, 1997 the operating Funds are the Equity Fund, Asset Allocation Fund and Fixed Income Fund. The Trust's activities were limited to organizational matters with no operating activities through January 1, 1997. The existing Funds became operational and available for sale on January 2, 1997.

   Each Fund has distinct investment objectives. The Equity Fund invests in selected equity securities and other securities having the investment characteristics of common stocks. The Asset Allocation Fund invests in several asset classes including debt securities, equity securities and money market instruments. The Fixed Income Fund invests primarily in investment grade debt securities.

   The Funds offer four classes of shares: Class A, Class B, Class C and Class
Y. Effective January 2, 1998, the Trust offered Class B and Class C shares as discussed in footnote 7. Sales of Class A shares may be subject to a front-end sales charge. Class Y shares are available with no sales charge to certain institutional investors and qualifying individual investors. Prior to January 2, 1997, an affiliate, Conseco, Inc. ("Conseco"), held all of the outstanding shares of Class A and Class Y of the Funds. The Funds are authorized to issue an unlimited number of shares.

2. SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION, TRANSACTIONS,
AND RELATED INVESTMENT INCOME

   The investments in each portfolio are valued at the close of regular trading on the New York Stock Exchange on each business day. Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The cost of investments sold is determined on the specific identification basis. All Funds may invest in U.S. dollar-denominated corporate debt securities of domestic issuers, and the Asset Allocation Fund and Fixed Income Fund may invest in debt securities of foreign issuers that may or may not be U.S. dollar-denominated. The Trust does not hold any investments which are restricted as to resale, except bonds with a cost of $1,295,383 and market value of $1,322,416 held by the Asset Allocation Fund and bonds with a cost of $3,622,911 and market value of $3,601,436 held by the Fixed Income Fund, all of which are eligible for resale under Rule 144A of the Securities Act of 1933. These securities represent 10.09% of the Asset Allocation Fund and 16.35% of the Fixed Income Fund. These securities may be resold to qualified institutional buyers in transactions exempt from registration.

   In each Fund of the Trust, securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the mean between the closing bid and asked prices. Securities traded in the over-the-counter market are valued at the mean between the bid and asked prices or yield equivalent as obtained from one or more dealers that make markets in the securities. Fund securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Securities for which market quotations are not readily available are valued at fair value as determined under policies approved by the Board of Trustees of the Trust. Debt securities with maturities of sixty (60) days or less are valued at amortized cost.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

   Dividends from the Fixed Income Fund will be declared and distributed monthly. Dividends from the Equity Fund and the Asset Allocation Fund will be declared and distributed quarterly. However, the Trustees may decide to declare dividends at other intervals.

   Dividends to shareholders from net investment income are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent book and tax differences relating to dividends to shareholders may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Any taxable income or gain of the Trust remaining at fiscal year end will be declared and distributed in the following year to the shareholders of the Fund or Funds to which such gains are attributable. Taxable income exceeds net book income by $180,696, $25,445 and $10,983 for the Equity Fund, Asset Allocation Fund and Fixed Income Fund, respectively.

ORGANIZATIONAL COSTS

   Costs incurred by the Funds in connection with their organization and public offering of shares totaling $282,770 have been deferred and will be amortized over a period of 5 years beginning with the initial date of sale of shares to the public. The costs were advanced by Conseco, and were reimbursed by the Funds. The proceeds of any redemption of the initial shares by any holder thereof will be reduced by any unamortized organizational costs in the same proportion as the number of initial shares being redeemed to the number of initial shares outstanding at the time of such redemption.

FEDERAL INCOME TAXES

   For federal income tax purposes, the Funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code by distributing substantially all of their taxable income and net capital gain to their shareholders annually and

                                                              CONSECO FUND GROUP
                                                              1997 Annual Report
================================================================================
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                                December 31, 1997

otherwise complying with the requirements for regulated investment companies. Therefore, no provision has been made for federal income taxes.

CUSTODY FEES

   The Funds receive credits from their custodian based on cash held by each Fund at the custodian. These credits are used to reduce the custody fees payable by each Fund. For the year ended December 31, 1997, such credits totaled $16,824, $15,683 and $9,063 for the Equity Fund, Asset Allocation Fund and Fixed Income Fund, respectively.

USE OF ESTIMATES

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

3. AGREEMENTS WITH SUBSIDIARIES
   OF CONSECO

INVESTMENT ADVISORY AGREEMENT

   Conseco Capital Management, Inc. (the "Adviser"), a wholly owned subsidiary of Conseco, serves as investment adviser to the Funds pursuant to investment advisory agreements. The Adviser supervises the Trust's management and investment program, performs a variety of services in connection with management and operation of the Funds and pays all compensation of officers and Trustees of the Trust who are affiliated persons of the Adviser or the Trust. The total fees incurred for such services for the year ended December 31, 1997, were $286,410, $63,605 and $58,632 for the Equity Fund, Asset Allocation Fund and Fixed Income Fund, respectively.

   Under the investment advisory agreements, the Adviser receives an investment advisory fee equal to an annual rate of .70% of the average daily net asset value of the Equity Fund, .70% of the average daily net asset value of the Asset Allocation Fund, and .45% of the average daily net asset value of the Fixed Income Fund. The Adviser has voluntarily agreed to reduce its advisory fee with respect to the Fixed Income Fund to .40% of such Fund's average daily net assets until April 30, 1998. The Adviser also manages another registered investment company and all of the invested assets of its parent company, Conseco, which owns or manages several life insurance subsidiaries, and provides investment and servicing functions to Conseco and affiliates. The Adviser has voluntarily agreed to waive its investment advisory fee and/or reimburse the Funds to the extent that the ratio of expenses to net assets on an annual basis for Class A Shares exceeds: 1.50% for the Equity and Asset Allocation Funds and 1.25% for the Fixed Income Fund; and for Class Y Shares exceeds: 1.00% for the Equity and Asset Allocation Funds and .60% for the Fixed Income Fund. These voluntary limits may be discontinued by the Adviser at any time after April 30, 1998.

ADMINISTRATION AGREEMENT

   Conseco Services, LLC (the "Administrator"), a wholly owned subsidiary of Conseco, supervises the preparation and filing of all documents required for compliance by the Funds with applicable laws and regulations, supervises the maintenance of books and records of the Funds and provides other general and administrative services. For providing these services, the Administrator receives compensation at the annual rate of 0.20% of the average daily net assets of each Fund. The Administrator has voluntarily agreed to waive its fees and/or reimburse the Funds to the extent that the ratio of expenses to net assets on an annual basis exceeds 1.50% for Class A shares of the Equity and Asset Allocation Funds and 1.25% for the Class A shares of the Fixed Income Fund and 1.00% for Class Y shares of the Equity and Asset Allocation Funds and .60% for Class Y shares of the Fixed Income Fund. The total fees incurred for such services for the year ended December 31, 1997, were $86,552, $23,055 and $34,161 for the Equity Fund, Asset Allocation Fund and Fixed Income Fund, respectively.

DISTRIBUTION ARRANGEMENTS

   Conseco Equity Sales, Inc. (the "Distributor"), a wholly owned subsidiary of Conseco, serves as the principal underwriter for each Fund pursuant to an Underwriting Agreement, initially approved by the Board of Trustees. The Distributor is a registered broker-dealer and member of the National Association of Securities Dealers, Inc. ("NASD"). Shares of each Fund will be continuously offered and are sold by brokers, dealers and other financial intermediaries who have executed selling agreements with the Distributor. The Distributor bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of Prospectuses for sales purposes as well as any advertising or sales literature.

   The Trust has adopted distribution and service plans (the "Plans"), dated March 28, 1997, for Class A shares of each Fund in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of the NASD regarding asset based sales charges.

   Pursuant to the Plans, a Fund may compensate the Distributor for its expenditures in financing any activity primarily intended to result in the sale of Class A shares of the Fund and for maintenance and personal service provided to existing Class A shareholders. The Equity Fund's Plan and the Asset Allocation Fund's Plan authorize payments to the Distributor up to .50%, and the Fixed Income Fund's Plan up to .65%, annually of each Fund's average daily net assets attributable to its Class A shares. The Plans provide for periodic payments by the Distributor to brokers, dealers and financial intermediaries for providing shareholder services to accounts that hold Class A shares and for promotional and other sales related costs. The Distributor has voluntarily agreed to waive its fees and/or reimburse the Funds to the extent that the ratio of expenses to net assets on an annual basis exceeds 1.50% for Class A shares of

================================================================================
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                                December 31, 1997

the Equity and Asset Allocation Funds and 1.25% for the Class A shares of the Fixed Income Fund. The total fees incurred under the Plans for such services for Class A shares for the year ended December 31, 1997, were $9,508, $2,149 and $1,984 for the Equity Fund, Asset Allocation Fund and Fixed Income Fund, respectively.

4. FINANCIAL HIGHLIGHTS

                                                        FOR THE YEAR ENDED
                                                         DECEMBER 31, 1997
                                                   ----------------------------
                                                               ASSET      FIXED
                                                   EQUITY   ALLOCATION   INCOME
CLASS A SHARES                                      FUND       FUND       FUND
                                                   ------   ----------   ------
Net asset value per share,
 beginning of period........................      $10.00     $10.00     $10.00
Income from investment operations (a):
  Net investment income (loss)..............        (.04)       .28        .66
  Net realized gains and change in
   unrealized appreciation on investments ..        2.33       1.43        .18
--------------------------------------------------------------------------------
    Total from investment operations .......        2.29       1.71        .84
--------------------------------------------------------------------------------
Distributions:
  Dividends from net investment income .....         --        (.27)      (.58)
  Distributions of net capital gains .......      (1.22)       (.71)      (.13)
--------------------------------------------------------------------------------
Total distributions.........................      (1.22)       (.98)      (.71)
--------------------------------------------------------------------------------
    Net asset value per share, end of period     $11.07      $10.73     $10.13
================================================================================
Total return (b) (c)........................      22.90%      17.19%      8.66%
================================================================================
Ratios/supplemental data (c):...............
  Net assets, end of period..... ........... $4,876,355  $1,075,505    $153,444
  Ratio of expenses to average net assets (b)      1.50%       1.50%       1.25%
  Ratio of net investment income (loss) to
   average net assets (b)...................       (.35%)      2.50%       5.51%

----------
(a) Per share amounts presented are based on an average of monthly shares outstanding during the year ended December 31, 1997.
(b) The Adviser, Administrator and Distributor have voluntarily agreed to waive their fees and/or reimburse Fund expense to the extent that the ratio of expenses to average net assets would exceed on an annual basis 1.50 percent for the Equity and Asset Allocation Funds and 1.25 percent for the Fixed Income Fund. These voluntary limits may be discontinued by the Adviser, Administrator and Distributor at any time after April 30, 1998. If the aforementioned agreements had not been in effect during the period, the annualized ratio of expenses to average net assets would have been 4.85 percent for the Equity Fund, 12.44 percent for the Asset Allocation Fund and
    13.67 percent for the Fixed Income Fund.
(c) Total return figures do not include sales loads; results would be lower if sales charges were included.

                                                      FOR THE YEAR ENDED
                                                      DECEMBER 31, 1997
                                               --------------------------------
                                                             ASSET       FIXED
                                               EQUITY     ALLOCATION    INCOME
CLASS Y SHARES                                  FUND         FUND         FUND
                                               ------     ----------    ------
Net asset value per share,
 beginning of period.....................      $10.00       $10.00       $10.00
Income from investment operations (a):
  Net investment income..................          --          .19          .68
  Net realized gains and change in
   unrealized appreciation on investments        2.35         1.58          .21
--------------------------------------------------------------------------------
    Total from investment operations ....        2.35         1.77          .89
--------------------------------------------------------------------------------
Distributions:
  Dividends from net investment income ..          --         (.28)        (.61)
  Distributions of net capital gains ....       (1.22)        (.71)        (.13)
--------------------------------------------------------------------------------
Total distributions......................       (1.22)        (.99)        (.74)
--------------------------------------------------------------------------------
    Net asset value per share, end of period   $11.13       $10.78       $10.15
================================================================================
Total return (b).........................       23.50%       17.87%        9.18%
================================================================================
Ratios/supplemental data:
Net assets, end of period................ $60,334,274  $12,037,150  $21,875,782
Ratio of expenses to average net assets (b)      1.00%        1.00%         .60%
Ratio of net investment income to
 average net assets (b)..................         .03%        2.76%        6.28%

----------
(a) Per share amounts presented are based on an average of monthly shares outstanding during the year ended December 31, 1997.
(b) The Adviser and Administrator have voluntarily agreed to waive their fees and/or reimburse Fund expense to the extent that the ratio of expenses to average net assets would exceed on an annual basis 1.00 percent for the Equity and Asset Allocation Funds and .60 percent for the Fixed Income Fund. These voluntary limits may be discontinued by the Advisor and Administrator at any time after April 30, 1998. If the aforementioned agreements had not been in effect during the period, the annualized ratio of expenses to average net assets would have been 1.24 percent for the Equity Fund, 2.14 percent for the Asset Allocation Fund and 1.44 percent for the Fixed Income Fund.

                                                          ASSET         FIXED
                                             EQUITY     ALLOCATION     INCOME
                                              FUND         FUND         FUND
                                             ------     ----------     ------
Supplemental data for all classes:
Net assets, end of period.......          $65,210,629  $13,112,655  $22,029,226
Portfolio turnover rate.........               199.12%      506.64%      367.82%
Average commission rate paid (a)               $.0584       $.0584           --

----------
(a) Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission.

                                                              CONSECO FUND GROUP
                                                              1997 Annual Report
================================================================================
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                                December 31, 1997

5. INVESTMENT TRANSACTIONS

   Cost basis, gross unrealized appreciation and depreciation of investments at December 31, 1997 for federal tax purposes are shown below:

                                                          ASSET        FIXED
                                             EQUITY     ALLOCATION     INCOME
                                              FUND         FUND         FUND
                                             ------     ---------      ------
Cost basis.............................   $62,116,012  $12,793,791  $20,746,520
================================================================================

Gross unrealized appreciation..........   $ 6,855,043  $   947,785  $   473,266
Gross unrealized depreciation..........    (2,133,041)    (390,561)    (177,255)
--------------------------------------------------------------------------------
Net unrealized appreciation............   $ 4,722,002  $   557,224  $   296,011
===============================================================================

   The aggregate cost of purchases and the aggregate proceeds from sales of investments for the year ended December 31, 1997, are shown below:

                                                            ASSET       FIXED
                                            EQUITY       ALLOCATION    INCOME
                                             FUND           FUND        FUND
                                            ------        ---------    ------
Purchases:
  Investments, excluding U.S. government
   securities and short-term investments  $134,183,399  $61,475,036  $52,361,371
  U.S. government securities.............           --    6,052,898   24,401,809

Sales:
  Investments, excluding U.S. government
   securities and short-term investments   $83,574,907  $49,684,731  $33,351,040
  U.S. government securities.............           --    6,057,363   23,983,336

6. NEW FUNDS

   The Trust started three new funds with $100 of seed money on December 31, 1997. The Funds are the Conseco 20 Fund, Conseco High Yield Fund, and Conseco International Fund. As of December 31, 1997 the new funds' activities have been limited to organizational matters with no operating activities. The funds became operational and available for sale on January 13, 1998.

   Each fund has distinct investment objectives. The Conseco 20 Fund seeks capital appreciation by investing in a limited number of equity securities. The Fund is "non-diversified" under the 1940 Act and normally concentrates its investments in a core position of approximately 20 common stocks believed to have above-average growth prospects. The High Yield Fund seeks a high level of current income, with a secondary objective of capital appreciation, by investing primarily in lower-rated fixed-income securities. These securities are subject to greater fluctuations in value and greater risk of loss of income and principal due to default by issuer than are higher-rated securities. The International Fund seeks long-term capital appreciation. The Fund seeks to achieve its objective by investing all of its investable assets in the International Equity Portfolio of the AMR Investment Services Trust, which invests primarily in equity securities of issuers based outside the United States.

7. NEW CLASSES

   Commencing on January 2, 1998 the Trust will offer two new classes of shares:
Class B and Class C. Sales of Class B and Class C shares will be subject to a contingent deferred sales charge (as a percentage of offering prices or net asset value at the time of sale, whichever is less).

================================================================================
To The Board of Trustees and Shareholders
Conseco Fund Group

We have audited the accompanying statement of assets and liabilities, including the schedules of investments in securities, of the Conseco Fund Group (comprising respectively, the Equity, Asset Allocation and Fixed Income Funds), as of December 31, 1997, and the related statements of operations, changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers (or other auditing procedures where confirmations from brokers were not received). An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Conseco Fund Group as of December 31, 1997 and the results of their operations, changes in their net assets and financial highlights for the year then ended, in conformity with generally accepted accounting principles.


Coopers & Lybrand
Indianapolis, Indiana
February 23, 1998

                                                              CONSECO FUND GROUP
                                                              1997 Annual Report
================================================================================
BOARD OF TRUSTEES

William P. Daves, Jr.

      Chairman of the Board

      Consultant to insurance and healthcare industries. Director, President and Chief Executive Officer, FFG Insurance Co.

Maxwell E. Bublitz

      President

      Chartered Financial Analyst. President and Director, Adviser.

Gregory J. Hahn

      Chartered Financial Analyst. Senior Vice President, Adviser. Portfolio Manager of the fixed income portion of the Asset Allocation and Fixed Income Funds.

Harold W. Hartley

      Retired. Chartered Financial Analyst. Previously, Executive Vice President, Tenneco Financial Services, Inc.

Dr. R. Jan LeCroy

      President, Dallas Citizens Council

Dr. Jesse H. Parrish

      Former President, Midland College. Higher Education Consultant.

INVESTMENT ADVISER
Conseco Capital Management, Inc. -- Carmel, Indiana

DISTRIBUTOR
Conseco Equity Sales, Inc. -- Carmel, Indiana

TRANSFER AGENT
State Street Bank & Trust Company -- Boston, Massachusetts

CUSTODIAN
The Bank of New York -- New York, New York

INDEPENDENT PUBLIC ACCOUNTANTS
Coopers & Lybrand L.L.P. -- Indianapolis, Indiana

LEGAL COUNSEL
Kirkpatrick & Lockhart L.L.P. -- Washington, D.C.